Exhibit 99.1

FOR IMMEDIATE RELEASE

Drilling Tools International Corp. to Acquire Superior Drilling Products, Inc.

•	Acquisition furthers DTI’s growth strategy to be a premier provider of quality solutions and services for the global oil & gas drilling industry

•

Integrating SDP’s patented Drill-N-Ream® well bore conditioning tool into DTI’s fleet of technologies provides expanded geographic market potential and is anticipated to lower capital requirements and operating costs as well as improve operational efficiencies

•	Combining SDP’s manufacturing expertise into DTI’s broad-reaching and well-established global sales channels

HOUSTON, TX and VERNAL, UT — March 7, 2024 — Drilling Tools International Corp. (“DTI”) (NASDAQ: DTI) and Superior Drilling Products, Inc. (“SDP”) (NYSE American: SDPI), today announced they have entered into a definitive agreement under which DTI agreed to acquire SDP for total consideration of approximately $32.2 million payable in cash and DTI stock. The transaction was unanimously approved by the Board of Directors of DTI and SDP and a Special Committee of the Board of Directors of SDP. The closing of the transaction is expected to occur in the third quarter of 2024.

Wayne Prejean, CEO of DTI, stated, “We are excited to welcome the hardworking and dedicated workforce at Superior Drilling Products to the Drilling Tools International family. Since 2016, DTI has served as the exclusive North American distributor for the SDP’s patented Drill-N-Ream® well bore conditioning tool. We believe that the Drill-N-Ream technology and SDP’s best-in-class engineering, design, and manufacturing capabilities are a perfect fit and a natural extension of DTI’s product and service offerings. By aligning our interests through this merger, we expect to deliver manufacturing and distribution savings. Importantly, we expect to drive rental revenue with the Drill-N-Ream in the Middle East by providing the scale and resources to help grow that business.

“We believe this accretive acquisition is further validation of the M&A framework and robust pipeline we have created to rapidly consolidate the oilfield services rental tool industry. The acquisition of SDP broadens our growth opportunities, both domestically and internationally, with a particular focus on expanding our presence in the Middle East. We are confident that this partnership will drive innovation and enhance our product offerings, and, as a result, we believe it will increase shareholder value,” added Mr. Prejean.

Troy Meier, SDP’s Chairman and CEO, added, “We have a well-established history with the DTI team and believe they are the right partner to help us to further penetrate the oil & gas industry with our highly effective well bore conditioning tool. This strategic move represents a tremendous opportunity to leverage our combined resources and expertise to better serve our customers, drive innovation and accelerate our growth domestically and internationally. We believe this transaction delivers compelling value to our stockholders and creates new opportunities for our employees as a part of a larger, growing enterprise. We look forward to a seamless transition as we embark on this new chapter for SDP.”

SDP Fourth Quarter and Full Year 2023 Financial Results

Superior Drilling Products will announce its 2023 results in a separate release on March 7, 2024. The news release will be made available on SDP’s website. Due to the pending acquisition by DTI, SDP will not host its earnings call previously scheduled for March 7, 2024 at 12:00 p.m. Eastern Time.

Advisors

Winston & Strawn LLP acted as legal advisor to DTI, Ewing Jones, PLLC acted as legal advisor to SDP, and Mayer Brown LLP acted as legal advisor to the Special Committee of the Board of Directors of SDP. Energy Capital Solutions, LLC served as financial advisor to DTI, and Piper Sandler & Co. served as exclusive financial advisor to the Special Committee of the Board of Directors of SDP.

About Drilling Tools International Corp.

DTI, with roots dating back to 1984, is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. DTI operates from 16 locations across North America and has 4 International stocking points across Europe and the Middle East. To learn more about DTI visit: www.drillingtools.com.

About Superior Drilling Products, Inc.

SDP is an innovative, cutting-edge drilling tool technology company providing cost saving solutions that drive production efficiencies for the oil and natural gas drilling industry. The Company designs, manufactures, repairs, and sells drilling tools. SDP drilling solutions include the patented Drill-N-Ream® well bore conditioning tool and the patented Strider™ oscillation system technology. In addition, SDP is a manufacturer and refurbisher of PDC (polycrystalline diamond compact) drill bits for leading oil field service companies. SDP operates a state-of-the-art drilling tool fabrication facility, where it manufactures its solutions for the drilling industry, as well as customers’ custom products. Additional information about the Company can be found at: www.sdpi.com.

Additional Information for Superior Drilling Products, Inc. Shareholders and Where to Find It

This press release relates to a proposed acquisition of Superior Drilling Products, Inc. by Drilling Tools International Corporation. In connection with the transaction, DTI will file a registration statement on Form S-4 which will include a document that serves as a prospectus of DTI and a proxy statement of SDP (the “joint proxy statement/prospectus”), and each party will file other relevant documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, INCLUDING THE SCHEDULE 13E-3, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to stockholders of SDP. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DTI will be available free of charge on the DTI website at www.drillingtools.com or by contacting DTI by email at InvestorRelations@drillingtools.com or by mail at 3710 Briarpark Drive, Suite 150, Houston, TX 77042. Copies of the documents filed with the SEC by SDP will be available free of charge on the SDP website at https://sdpi.com or by contacting SDP by email at dpawlowski@keiadvisors.com or by mail at 1583 S. 1700 E., Vernal, UT 84078.

Participants in the Solicitation

DTI and SDP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the SDP stockholders in connection with the proposed transaction. Information about the directors and executive officers of DTI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 21, 2023, its Proxy Statement for its 2023 Annual Meeting Stockholders, which was filed with the SEC on May 18, 2023 and in other documents filed with the SEC by DTI and its executive officers and directors. Information about the directors and executive officers of SDP is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023, its Proxy Statement for its 2023 Annual Meeting Stockholders, which was filed with the SEC on June 30, 2023, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which was filed with the SEC on November 14, 2023, and in other documents filed with the SEC by SDP and its executive officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and Schedule 13e-3 and other relevant materials in connection with the transaction to be filed with the SEC when they become available. Information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of SDP’s shareholders generally, will be set forth in the joint prospectus/proxy statement relating to the proposed transaction and the Schedule 13e-3 when they become available. Investors should read the proxy statement/prospectus and Schedule 13e-3 carefully before making any voting or investment decisions.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements.” Statements regarding the business combination and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, and DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; (16) the conditions to the completion of the proposed transaction, including obtaining SDP shareholder approval and the regulatory approvals required for the transaction on the anticipated schedule or at all, (17) financing for the transaction may not be obtained by DTI on favorable terms or at all, (18) the closing of the proposed transaction may not occur or could be delayed, either as a result of litigation related to the transaction or otherwise or result in significant costs of defense, indemnification, and liability, (19) the risk that the cost savings and any other synergies from the SDP transaction may not be fully realized by DTI or may take longer or cost more to be realized than expected, including that the SDP transaction may not be accretive to DTI within the expected timeframe or the extent anticipated, (20) completing the SDP transaction may distract DTI and SPDI management from other important matters, (21) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (22) the possibility that competing offers or acquisition proposals for SDP will be made, (23) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances, which would require a party to pay a termination fee, (24) the effect of the announcement or pendency of the proposed transaction on SDP’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally, (25) risks related to the proposed transaction diverting management’s attention from SDP’s or DTI’s ongoing business operations, (26) the amount of costs, fees and expenses related to the proposed transaction, (26) the risk that SDP’s or DTI’s stock price may decline significantly if the proposed transaction is not consummated, (27) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, and (28) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI and SDP with the Securities and Exchange Commission (the “SEC”). You should carefully consider the risks and uncertainties described in the information presented in DTI’s current report on Form 8-K filed June 27, 2023 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed November 14, 2023 and SDP’s Annual Report on Form 10-K for the year ended December 31 2022 filed March 16, 2023, SDP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and filed November 14, 2023. Such forward-looking statements are based on the beliefs of management of DTI and SPD, respectively, as well as assumptions made by, and information currently available to DTI’s and SPD’s management, respectively. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed above and in the joint prospectus/proxy statement and other filings by DTI or SPD with the SEC. All subsequent written or oral forward-looking statements attributable to DTI, SPD or persons acting on their respective behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI and SPD, including those set forth or to be set forth in the Risk Factors section of the joint prospectus/proxy statement, and described in the other filings by DTI and SPD with the SEC. Neither DTI nor SDP undertake any obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

SDP Investor Relations

Deborah K. Pawlowski / Craig P. Mychajluk

Kei Advisors LLC

716-843-3908 / 716-843-3832

dpawlowski@keiadvisors.com / cmychajluk@keiadvisors.com